UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 7, 2004
(date of earliest event reported)

Fieldstone Mortgage Investment Trust, Series 2004-5

Mortgage Backed Notes

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-109307	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

The Registrant registered issuances of its Fieldstone Mortgage Investment Trust, Series 2004-5 Mortgage Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-109307) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $892,350,000 aggregate principal amount of Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes of its Fieldstone Mortgage Investment Trust, Series 2004-5 on November 30, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 22, 2004, as supplemented by the Prospectus Supplement dated November 22, 2004 (the “Prospectus Supplement”), to file a copy of the Transfer and Servicing Agreement and the Indenture (as defined below).

The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of November 30, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-5, as issuer (the “Issuer”), Wells Fargo Bank, N.A., as trust administrator (the “Trust Administrator”) and HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”).  The Indenture is attached hereto as Exhibit 4.1.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of a pool of first lien, conventional, adjustable rate mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $750,086,801.51 as of November 1, 2004 and amounts on deposit in a pre-funding account of approximately $149,913,198.49, together with certain other assets.

The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A. (the “Master Servicer”), pursuant to the terms of a Transfer and Servicing Agreement dated as of November 1, 2004 (the “Transfer and Servicing Agreement”) among the Issuer, the Registrant, the Trust Administrator/Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corporation, as Subservicer, Fieldstone Investment Corporation, as Seller and the Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements, Pro Forma Financial

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Indenture dated as of November 30, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-5, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and HSBC Bank USA, National Association, as Indenture Trustee.

99.1

Transfer and Servicing Agreement dated as of November 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-5, as Issuer, Asset Backed Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corporation, as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, National Association, as Indenture Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 7, 2004.

ASSET BACKED SECURITIES CORPORATION

By:  /s/ Brendan Keane

Name:  Brendan Keane

Title:  Vice President

EXHIBIT INDEX

Exhibit No.

Description

4.1

Indenture dated as of November 30, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-5, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and HSBC Bank USA, National Association, as Indenture Trustee.

99.1

Transfer and Servicing Agreement dated as of November 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-5, as Issuer, Asset Backed Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corporation, as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, National Association, as Indenture Trustee.